UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

IRON HORSE ACQUISITIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41898	85-4105289
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

P.O. Box 2506, Toluca Lake, CA	91610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 290-5383

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant, and one right entitling the holder to receive one-fifth (1/5) of one share of common stock	IROHU	The Nasdaq Stock Market LLC
Common stock	IROH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	IROHW	The Nasdaq Stock Market LLC
Rights	IROHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

On December 18, 2024, Iron Horse Acquisitions Corp. (the “Company” or “Acquiror” ), Zhong Guo Liang Tou Group Limited, a company incorporated and existing under the laws of the British Virgin Islands (“CFI”), and Rosy Sea Holdings Limited, a company incorporated and existing under the laws of the British Virgin Islands (“Seller”) and the owner of 100% of the issued and outstanding capital stock of CFI, entered into an Amended and Restated Business Combination Agreement (the “Amended Agreement”). All capitalized terms used herein, shall be as defined in the Amended Agreement.

The following is a summary of the material changes that were included in the Amended Agreement: (i) including CFI as a party to the Business Combination, which included CFI making the representations and warranties; (ii) including compensation to the Sponsor in the amount of $2,000,000 to be paid at the Closing; and (iii) updating Section 11.6 to include the additional Acquiror expenses that will be paid by the Seller at the Closing and to include that the Acquiror Financing Note will remain outstanding if the Closing does not occur due to a Terminating Acquiror Breach, that is not cured, or regulatory action.

The Amended Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Amended Agreement. The Amended Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Amended Agreement were made as of the dates set forth in the Amended Agreement. Further, the Amended Agreement provides that such representations and warranties are qualified by information in confidential disclosure schedules that will be delivered by the parties to each other subsequent to the date of the Amended Agreement. These disclosure schedules may contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Amended Agreement. Moreover, certain representations and warranties in the Amended Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Amended Agreement as characterizations of the actual statements of fact about the parties.

Item 8.01. Other Events.

On December 16, 2024, the Company deposited $229,770 into the Company’s trust account in order to further extend the amount of time it has available to complete a business combination to March 29, 2025. Pursuant to the terms of the Company’s amended and restated certificate of incorporation and the trust agreement between the Company and Continental Stock Transfer & Trust Company, dated December 27, 2023, the Company may extend the period of time to consummate a business combination up to two times, each by an additional three months (for a total of 18 months to complete a business combination). In order to extend the time available for the Company to consummate a business Combination in the absence of a charter amendment, the insiders or their affiliates or designees shall, upon five days’ advance notice prior to the application deadline, deposit into the trust account $229,770 ($0.0333 per unit) for each three-month extension, on or prior to the date of the application deadline.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Amended and Restated Business Combination Agreement by and among the Company, CFI, and Seller
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction among the Company, CFI, and Seller. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transactions, the Company intends to file relevant materials with the SEC, including the Registration Statement, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all Company stockholders. The Company also will file other documents regarding the Transactions with the SEC. Before making any voting or investment decision, investors and security holders of the Company are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transactions.

Investors and security holders will be able to obtain free copies of the Registration Statement, including the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by directing a request to P.O. Box 2506, Toluca Lake, CA 91610 or via email at bill@ironhorseacquisition.com.

Participants in the Solicitation

The Company, Seller, and CFI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transactions. A list of the names of such directors and executive officers, information regarding their interests in the Transactions and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC, and such information and names of Seller’s and the Company’s directors and executive officers will also be in the Registration Statement that the Company will file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company or any successor entity thereof, nor shall there be any offer, solicitation, or sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including the statements regarding the anticipated timing and benefits of the Transactions. All forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company, CFI, or any successor entity thereof. Forward-looking statements are based on various assumptions, whether or not identified in the Press Release, and are subject to risks and uncertainties. These forward-looking statements are not intended to serve as a guarantee of future performance.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company and CFI following announcement of the execution of the Business Combination Agreement and the Transactions; (2) the inability to complete the Transactions, including due to failure to obtain approval of the Company’s stockholders or certain regulatory approvals, or to satisfy other conditions to Closing; (3) the effect of the announcement or pendency of the Transactions on CFI’s business relationships, operating results and business generally; (4) risks that the Transactions disrupt CFI’s current plans and operations; (5) the inability to obtain the listing of the post business combination entity’s securities on Nasdaq following the proposed business combination; (6) changes in applicable laws or regulations; (7) the possibility that the Company or CFI may be adversely affected by other economic, business, and/or competitive factors; (8) risks related to the organic and inorganic growth of CFI’s business and the timing of expected business milestones; and (9) other risks and uncertainties indicated in the Company’s final prospectus for its initial public offering and the proxy statement/prospectus relating to the Transactions, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based other than as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2024	IRON HORSE ACQUISITIONS CORP.

	By:	/s/ Jose Antonio Bengochea
	Name:	Jose Antonio Bengochea
	Title:	Chief Executive Officer

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